497(e)
                                                                       333-73121
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For purposes of calculating any applicable guaranteed minimum death benefit or guaranteed minimum income benefit, amounts merged from the EQ/Caywood-Scholl High Yield portfolio into the EQ/Quality Bond PLUS portfolio will roll up at a rate of 3% or 4%. You may transfer amounts from the EQ/Quality Bond PLUS portfolio to other available investment options at any time.


                                                        ACC Pre-02/confirms & AR